Exhibit 99.2

SECOND NOTE MODIFICATION AGREEMENT

THIS SECOND NOTE MODIFICATION AGREEMENT (“Agreement”) is being made and entered into this January 28, 2016 (the “Effective Date”), by and between Quintium Private Opportunities Fund, LP, a Delaware limited partnership (“Lender”), and PSM Holdings, Inc., a Delaware corporation (“Borrower”).

RECITALS:

Borrower has executed and entered into for the benefit of Lender that Promissory Note dated February 17, 2015 in the original principal amount of $1,000,000.00, as amended by that Note Modification Agreement dated October 1, 2015, copies of which are attached hereto as Exhibit A (together, as further amended, the “Note”). The parties hereby wish to amend and modify the Note as set forth herein.

NOW THEREFORE, the parties, in consideration for the mutual agreements and covenants set forth below, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, agree as follows:

1.     Defined Terms. Unless otherwise defined herein, all capitalized terms in this Agreement shall have the same meanings as set forth in the Note.

2.     Amendment to Maturity Date. The Note shall be, and hereby is, amended to extend the maturity date to June 30, 2016, at which time Borrower shall make one final payment of all principal and accrued interest amounts outstanding, plus all such additional fees, charges, expenses and costs which may have accrued or been reasonably incurred under the terms of the Note, the Loan Agreement or any other documents related thereto.

3.     Non-Waiver. Except as expressly set forth herein, nothing set forth in this Agreement shall be deemed a waiver by the Lender of any of its rights, powers or privileges which may be provided under the terms of the Note, any documents relating to the Note, or otherwise by law.

4.     Survival. Except as specifically modified hereby, the Note and other documents relating to the Note shall remain in full force and effect. This Agreement is not intended to, and will not, effect a novation of the indebtedness evidenced by the Note.

[Signatures on following page]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.

LENDER:

QUINTIUM PRIVATE OPPORTUNITIES FUND, LP

By:	/s/ George Hashbarger Jr.
Name: George Hashbarger Jr.
Title: As CEO of Quintium Partners

STATE OF TENNESSEE	)
COUNTY OF KNOX	)

Before me, the undersigned, a Notary Public in and for the state and county aforesaid, personally appeared George Hashbarger Jr., with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who upon oath, acknowledged himself to be the CEO of Quintium Partners, the GP of QUINTIUM PRIVATE OPPORTUNITIES FUND, LP, the within named bargainor, a Delaware limited partnership, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said limited partnership by himself as such officer.

Witness my hand and seal at office this 28th day of January, 2016.

/s/ Jennifer Lee Johnson
Notary Public
My Commission Expires: 5-16-18

Signature Page to

Second Note Modification Agreement

BORROWER:

PSM HOLDINGS, INC., a Delaware corporation

By:	/s/ Kevin Gadawski
Name: Kevin Gadawski
Title: President and CEO

STATEOFTENNESSEE	)
COUNTY OF KNOX	)

Before me, the undersigned, a Notary Public in and for the state and county aforesaid, personally appeared Kevin Gadawski, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who upon oath, acknowledged himself to be the President and CEO of PSM HOLDINGS, INC., the within named bargainor, a Delaware corporation, and that he, as such officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of said limited partnership by himself as such officer.

Witness my hand and seal at office this 28th day of January, 2016.

/s/ Nicole Anne Vandenbush
Notary Public
My Commission Expires: November 28, 2019

Signature Page to

Second Note Modification Agreement

EXHIBIT A

Note

(Attached)

Exhibit A to

Second Note Modification Agreement